                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 10, 2009

DAVIDSON INCOME REAL ESTATE, L.P.

(Exact name of Registrant as specified in its charter)

            Delaware                  0-14530                 62-1242144

 (State or other jurisdiction       (Commission            (I.R.S. Employer

         of incorporation or        File Number)        Identification Number)

           organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Davidson Income Real Estate, L.P., a Delaware limited partnership (the “Registrant”), owns a 100% interest in AIMCO Covington Pointe, L.P., a Delaware limited partnership (the “Partnership”).  The Partnership owns Covington Pointe Apartments (“Covington Pointe”), a 180-unit apartment complex located in Dallas, Texas.   As previously disclosed, on September 8, 2009 the Partnership entered into a Purchase and Sale Contract with a third party, Kennedy Wilson Austin, Inc., a Texas corporation (the “Purchaser”), to sell Covington Pointe to the Purchaser for a total sales price of $9,500,000.

As previously disclosed, on October 16, 2009, the Partnership and the Purchaser entered into a Third Amendment to the Purchase and Sale Contract pursuant to which (i) the Purchaser agreed to waive the remainder of the feasibility period and (ii) the Partnership agreed to give the Purchaser a credit against the purchase price of $400,000.

On November 10, 2009, the Partnership and the Purchaser entered into a Fourth Amendment to the Purchase and Sale Contract (the “Fourth Amendment”) which gives the Purchaser until November 18, 2009 (the “Finance Contingency Deadline”) to obtain lender approval of the Purchaser’s assumption of the first and second mortgages encumbering Covington Pointe.  If the Purchaser does not obtain approval by the Finance Contingency Deadline, the Purchase and Sale Contract will be deemed automatically terminated and $30,000 of the Purchaser’s deposit will be released to the Partnership.  In addition, the Partnership agreed to use its best efforts to complete a refinancing of its existing first mortgage on or before December 1, 2009.  Completion of the refinancing is not a condition of closing.  The Closing Date has been extended from December 9, 2009 to on or before December 19, 2009.

This summary of the terms and conditions of the Fourth Amendment is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached hereto as an exhibit.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibit

10 III      Fourth Amendment to the Purchase and Sale Contract between AIMCO Covington Pointe, L.P., a Delaware limited partnership, and Kennedy Wilson Austin, Inc., a Texas corporation, dated November 10, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVIDSON INCOME REAL ESTATE, L.P.

By:   Davidson Diversified Properties, Inc.,

Managing General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: November 13, 2009